UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-08266

The India Fund, Inc.
(Exact name of Registrant as specified in charter)

1735 Market Street, 32nd Floor Philadelphia, PA 19103
(Address of principal executive offices)

Aberdeen Asset Management, Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103
(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-839-5205

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1-	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The India Fund, Inc.

Semi-Annual Report
June 30, 2012

2012

Aberdeen

Letter to Shareholders (unaudited)

August 13, 2012

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of The India Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2012. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

Net Asset Value Performance

For the 6 month period ended June 30, 2012, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund was 7.5% versus a return of 8.6% for the Fund’s benchmark, the MSCI India Index.

Share Price Performance

For the six-month period ended June 30, 2012, based on market price, the Fund’s total return was 7.0%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 7.0% over the six months, from $19.04 on December 31, 2011 to $20.38 on June 30, 2012. The Fund’s share price on June 30, 2012 represented a discount of 12.1% to the NAV per share of $23.18 on that date, compared with a discount of 11.7% to the NAV per share of $21.57 on December 31, 2011.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to shareholders on the Fund’s website at www.aberdeenifn.com or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide additional, timely information to investors, including Fund performance and investment strategy, we would like to highlight the new monthly fact sheets which are posted to the Fund’s new website at

www.aberdeenifn.com. Also, there are daily updates of share price, NAV and details of distributions. If you have any questions in relation to this information or suggestions on how to improve it further, we would be delighted to hear from you.

Please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5205 in the United States, or
•	emailing InvestorRelations@aberdeen-asset.com
•	visiting www.aberdeenifn.com

For additional information on the Aberdeen Closed-End Funds, Aberdeen invites you to visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review Fund performance, download literature, and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar® that are updated daily, tools that permit you to conduct performance charting, and timely information from our fund managers, among other data. If you sign up for our email service online, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Alan R. Goodson

President

The India Fund, Inc.

Report of the Investment Manager

August 13, 2012

Market Review

Indian equities rose during the half year. Hopes of looser monetary policy amid a more benign inflation outlook lifted confidence at first. Later, share prices were pressured by regulatory uncertainties in retail and foreign investments, while the faltering economy added to worries, but positive news flow inspired a late rebound. Notably, Coca-Cola and IKEA, most likely encouraged by the weak Rupee, announced expansion plans in India, boosting hopes that foreign capital would return.

The Central Bank attempted to strengthen the currency by easing regulations for foreign investors in government bonds and mutual funds, among other measures. The government agreed to partially liberalize the retail sector, however, policy developments elsewhere were less than encouraging. Plans to tax certain cross-border transactions retrospectively disappointed. Separately, a proposed tax avoidance law on foreigners accessing Indian equities via Mauritius was postponed and fine-tuned following investor backlash. Elsewhere, the Supreme Court revoked all 2G telecom licenses issued in 2008 following a probe into alleged rigging. Nevertheless, this was seen as a positive step towards tackling corruption.

On the economic front, the March quarter GDP expansion was reported at a nine-year low of 5.3% year-on-year. The Central Bank lowered interest rates in April for the first time in three years, but hopes of additional monetary easing were dampened by persistent inflation.

Performance

The Fund’s NAV total return for the six month period ended June 30, 2012 was 7.5%, underperforming the benchmark, the MSCI India Index, by 1.1%. In terms of overall relative performance, financials and consumer discretionary detracted, whereas consumer staples added to it.

At the stock level, our holding in HDFC was a key detractor as its share price lagged the market after having outperformed last year. The lack of exposure to several Indian financials that did well over the review period also hurt the Fund. Nevertheless, we prefer HDFC as we believe it is a reputable privately owned financial group with a still-growing core mortgage business. In our view, it is also more conservatively managed than most other local financial companies.

Meanwhile, not holding carmaker Tata Motors proved negative after the stock rallied, but we remain uncomfortable with its aggressive expansion strategy.

Paring the losses was our overweight position in the consumer staples sector, which was the biggest positive contributor to performance. At the stock level, home-grown consumer goods giant Godrej reported annual results that beat expectations, with revenues driven by its domestic soaps and insecticides divisions, as well as expansion overseas. Hindustan Unilever also did well on the back of good cost management, while growth in food and agri-business helped ITC offset weaker cigarette sales.

We view the quality of the companies we invest in to be of the utmost importance over the long term and are benchmark-aware, but not benchmark-driven. We do not equate the quality of a company with either market capitalization or index membership. As such, indices do not serve as a starting point for portfolio construction, and we are comfortable taking positions that differ from the benchmark.

Outlook

The recent power outage in India highlights its woefully deficient utility sector and on a wider scale, the state of its infrastructure. We hope the incident will prove a call for much needed reform. The Government’s commitment is crucial since the central bank is constrained by persistent inflation that, in our view, is likely to worsen on the back of the weak Rupee and late monsoon. We do not expect change to happen overnight. Palaniappan Chidambaram, who has been named the new finance minister at the time of writing, is well regarded, but faces an uphill task in reviving growth, while fighting political opposition that has so far hampered pro-business restructuring.

Thankfully, Indian companies are used to such adversity and we believe the corporate sector remains vibrant. We are stock-pickers and find Indian corporates amongst the most resilient in Asia. The best of these, in our view, continue to thrive and consolidate their positions in spite of the tough economic climate and bureaucratic setbacks. We will continue to focus on what we believe to be good quality firms with robust balance sheets, sound management teams, and long-term growth prospects, a practice that has sustained us through volatile times.

Aberdeen Asset Management Asia Limited

The India Fund, Inc.

Average Annual Returns (unaudited)

June 30, 2012

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	(24.58)%	1.54%	(1.53)%	17.56%
Market Value	(29.25)%	(8.29)%	(1.39)%	19.02%

MSCI India Index	(25.44)%	2.06%	(2.58)%	17.30%
S&P/IFC Investable India Index (a)	(25.58)%	0.77%	(3.01)%	17.50%

Aberdeen Asset Management Asia Limited has voluntarily waived fees and/or reimbursed expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.50%. The annualized net expense ratio after fee waivers and/or expense reimbursements and before taxes is 1.15%.

(a)	Effective January 1, 2012, the Fund changed its primary benchmark index from the IFC Investable India Index to the MSCI India Index.

Portfolio Summary (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of June 30, 2012, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

As of June 30, 2012, the Fund held 98.3% of its net assets in equities, and 1.7% in cash and other assets in excess of liabilities.

Asset Allocation as of June 30, 2012

Sector Allocation

The India Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2012

Name of Security	Percentage of Net Assets
Tata Consultancy Services, Ltd.	9.2%
Housing Development Finance Corp., Ltd.	9.1%
Infosys, Ltd.	8.9%
ICICI Bank, Ltd.	8.2%
ITC, Ltd.	7.7%
HDFC Bank, Ltd.	6.8%
Hero MotoCorp, Ltd.	5.1%
Hindustan Unilever, Ltd.	3.5%
Godrej Consumer Products, Ltd.	2.9%
GAIL India, Ltd.	2.8%

The India Fund, Inc.

Portfolio of Investments (unaudited)

As of June 30, 2012

No. of Shares	Description	Value

EQUITY SECURITIES—98.3%
INDIA—98.3%
AUTO COMPONENTS—1.9%
103,665	Bosch, Ltd.	$17,041,832
AUTOMOBILES—7.2%
700,000	Baja Auto, Ltd.	19,708,068
1,185,000	Hero MotoCorp, Ltd.	45,462,318
		65,170,386
CHEMICALS—2.4%
310,000	Asian Paints, Ltd.	21,552,315
COMMERCIAL BANKS—17.3%
6,053,180	HDFC Bank, Ltd.	61,090,121
98,750	HDFC Bank, Ltd.-ADR	3,219,250
4,590,000	ICICI Bank, Ltd.	73,952,969
400,000	State Bank of India	15,468,076
22,550	State Bank of India-GDR	1,747,625
		155,478,041
CONSTRUCTION MATERIALS—5.2%
6,200,000	Ambuja Cements, Ltd.	19,315,662
231,231	Grasim Industries, Ltd.	10,963,542
610,000	UltraTech Cement, Ltd.	16,510,477
		46,789,681
ELECTRIC UTILITIES—1.5%
7,400,000	Tata Power Co., Ltd.	13,876,243
ELECTRICAL EQUIPMENT—0.5%
339,224	ABB, Ltd.	4,865,238
FOOD PRODUCTS—1.8%
198,511	Nestle India, Ltd.	16,126,374
GAS UTILITIES—2.8%
3,960,000	GAIL India, Ltd.	24,940,163
HOUSEHOLD PRODUCTS—3.5%
3,883,966	Hindustan Unilever, Ltd.	31,605,265
IT SERVICES—19.9%
60,303	CMC, Ltd.	916,938
1,788,000	Infosys, Ltd.	80,138,970
1,937,070	Mphasis, Ltd.	12,891,828
3,600,000	Tata Consultancy Services, Ltd.	82,370,914
348,525	Wipro, Ltd.	2,492,452
		178,811,102
MACHINERY—0.6%
415,430	Cummins India, Ltd.	3,388,320
237,758	Thermax, Ltd.	2,026,915
		5,415,235

See accompanying notes to financial statements.

The India Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of June 30, 2012

No. of Shares	Description	Value
EQUITY SECURITIES (continued)
INDIA (continued)
MEDIA—0.3%
1,537,996	Jagran Prakashan, Ltd.	$2,406,088
OIL, GAS & CONSUMABLE FUELS—2.3%
3,000,000	Oil and Natural Gas Corp., Ltd.	15,296,857
400,000	Reliance Industries, Ltd.	5,283,066
		20,579,923
PERSONAL PRODUCTS—2.9%
2,530,000	Godrej Consumer Products, Ltd.	25,945,697
PHARMACEUTICALS—5.5%
338,784	Glaxosmithkline Pharmaceuticals, Ltd.	12,230,445
1,576,469	Lupin, Ltd.	15,218,354
981,000	Piramal Healthcare, Ltd.	9,267,977
320,000	Sanofi India, Ltd.	12,487,078
		49,203,854
ROAD & RAIL—2.6%
1,400,000	Container Corp. of India, Ltd.	22,942,599
TEXTILES, APPAREL & LUXURY GOODS—0.9%
2,090,104	Titan industries, Ltd.	8,321,485
THRIFTS & MORTGAGE FINANCE—9.1%
7,003,000	Housing Development Finance Corp., Ltd.	82,083,162
TOBACCO—7.7%
15,003,083	ITC, Ltd.	69,580,878
WIRELESS TELECOMMUNICATION SERVICES—2.4%
3,890,876	Bharti Airtel, Ltd.	21,254,002
	Total India (cost $638,931,287)	883,989,563
	Total Investments—98.3% (cost $638,931,287)	883,989,563

	Cash and Other Assets in Excess of Liabilities—1.7%	15,347,183
	Net Assets—100.0%	$899,336,746

Footnotes and Abbreviations

ADR—American Depository Receipts

GDR—Global Depository Receipts

See accompanying notes to financial statements.

The India Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of June 30, 2012

Assets
Investments, at value (Cost $638,931,287)	$883,989,563
Cash (including Indian Rupees of $10,958,083 with a cost of $10,926,269)	13,692,698
Dividends receivable	4,149,246
Tax refund receivable	1,089,219
Prepaid expenses	252,534
Total Assets	903,173,260

Liabilities
Foreign tax payable	2,801,126
Investment management fees payable (Note 3)	461,447
Administration fees payable (Note 3)	137,732
Securities purchased payable	106,608
Investor relations payable (Note 3)	41,342
Directors fees payable	3,802
Accrued expenses and other liabilities	284,457
Total Liabilities	3,836,514

Net Assets	$899,336,746

Net Assets Consist of:
Capital stock, $0.001 par value; 60,419,183 shares issued (100,000,000 shares authorized)	$60,219
Paid-in capital	1,321,366,045
Cost of 21,619,333 shares repurchased	(704,872,992)
Undistributed net investment income	942,477
Accumulated net realized gain on investments	36,774,591
Net unrealized appreciation in value of investments and foreign currency translation	245,066,406
Net Assets	$899,336,746
Net asset value per share, based on 38,799,850 shares issued and outstanding	$23.18

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income
Dividends	$9,482,521
Total Investment Income	9,482,521

Expenses
Investment management fees (Note 3)	4,731,136
Administration fees (Note 3)	956,890
Foreign Tax Expense	508,896
Directors’ fees and expenses	143,991
Custodian fees and expenses	137,761
Reports to shareholders and proxy solicitation	126,501
Legal fees and expenses	105,254
Independent auditors’ fees and expenses	93,899
Insurance expense	76,393
Investor Relations expense (Note 3)	72,794
ICI fees and expenses	19,952
NYSE fees and expenses	17,692
Transfer agent fees and expenses	13,041
Miscellaneous	50,969
Total Expenses before Waiver	7,055,169
Expenses Waived (Note 3)	(1,132,021)
Net expenses	5,923,148

Net investment income	3,559,373

Net Realized and Unrealized Gain on Investments and Foreign Currency Related Transactions

Net realized gain from:
Investment transactions	51,620,018
Foreign currency transactions	2,470,534

Net change in unrealized appreciation in value of investments and foreign currency translation	10,201,512
Net realized and unrealized gain on investments and foreign currency translation	64,292,064
Net Increase in Net Assets Resulting from Operations	$67,851,437

See Notes to Financial Statements.

The India Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2012 (unaudited)	For the Year Ended December 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$3,559,373	$(825,123)
Net realized gain(loss) on investments and foreign currency translation	54,090,552	(7,776,377)
Net change in unrealized appreciation in value of investments and foreign currency translation	10,201,512	(553,735,973)
Income tax expense reversal	—	4,956,314
Net Increase (Decrease) in Net Assets Resulting from Operations after income tax reversal	67,851,437	(557,381,159)

Distributions to shareholders from:
Net investment income ($0.00 per share, and $0.02 per share, respectively)	—	(816,839)
Short term capital gains ($0.00 per share, and $0.09 per share, respectively)	—	(3,675,775)
Long term capital gains ($0.00 per share, and $1.09 per share, respectively)	—	(44,517,723)
Decrease in net assets resulting from distributions	—	(49,010,337)

Capital Share Transactions
Shares repurchased under Repurchase Offer (2,042,097 shares and 3,443,041 shares, respectively) (net of repurchase fee of $1,003,895 and $1,911,884, respectively) (including expenses of $199,427 and $418,202, respectively)	(49,390,276)	(94,100,484)
Net decrease in net assets resulting from capital share transactions	(49,390,276)	(94,100,484)
Total increase (decrease) in net assets	18,461,161	(700,491,980)

Net Assets
Beginning of period	880,875,585	1,581,367,565
End of period*	$899,336,746	$880,875,585

*	Includes accumulated net investment income of $942,477 and loss of $(2,616,896), respectively.

See Notes to Financial Statements.

The India Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2012 (unaudited)		For the Fiscal Years Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$21.57		$35.71	$32.78	$17.38	$64.78	$42.65
Net investment income (loss)(a)	0.09		(0.02)	(0.02)	(0.01)	(0.07)	(0.14)
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	1.50		(13.08)	6.76	15.85	(40.28)	31.82
Income tax (expense) reversal(b)			0.12	–	–	–	–
Net increase/(decrease) in net assets resulting from operations	1.59		(12.98)	6.74	15.84	(40.35)	31.68
Dividends and distributions to shareholders:
Net investment income			(0.02)			(0.26)	(0.13)
Dividends in excess of net investment income and net realized capital gains	–		–	(0.09)	–	–	–
Short term capital gains	–		(0.09)	(0.10)	–	(0.52)	(0.82)
Long term capital gains	–		(1.09)	(3.68)	–	(6.34)	(8.66)
Total dividends and distributions to shareholders	–		(1.20)	(3.87)	–	(7.12)	(9.61)
Capital share transactions:
Anti-dilutive (dilutive) impact due to capital shares tendered or repurchased	0.02		0.04	0.06	–	0.07	0.06
Dilutive effect of rights offer	–		–	–	(0.44)	–	–
Total capital share transactions	0.02		0.04	0.06	(0.44)	0.07	0.06
Net asset value, end of period	$23.18		$21.57	$35.71	$32.78	$17.38	$64.78
Market value, end of period	$20.38		$19.04	$35.11	$30.70	$18.30	$62.26

Total Investment Return Based on:(c)
Market value	7.04%		(42.96% )	28.01%	67.76%	(57.63% )	59.57%

Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$899,337		$880,876	$1,581,368	$1,608,617	$671,087	$2,754,124
Ratio of expenses after income tax reversal to average net assets(e)	1.26%	(d)(f)	1.01% (b)	1.32%	1.25%	1.28%	1.21%
Ratio of expenses before income tax reversal to average net assets(e)	1.26%	(d)(f)	1.40% (b)	1.32%	1.25%	1.28%	1.21%
Ratios of expenses before income tax reversal to average net assets, prior to reimbursement and waiver	1.50%	(d)	1.44% (b)	1.32%	1.25%	1.28%	1.21%
Ratio of net investment income (loss) to average net assets	0.76%	(d)	(0.07% )	(0.05% )	(0.04% )	(0.17% )	(0.28% )
Portfolio turnover rate	30.65%		51.39%	50.55%	49.64%	49.41%	29.39%

(a)	Based on average shares outstanding.
(b)	A reversal of $20,551,036 was made in 2006 to the prior year’s tax provision described below (see Note 2(f)). An additional reversal of $4,956,314 was made in 2011 to the same tax provision.
(c)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Past performance is not a guarantee of future results.
(d)	Annualized.
(e)	Ratio inclusive of foreign tax expense.
(f)	The annualized gross expense ratio is 1.50%. The annualized net expense ratio after fee waivers and/or expense reimbursements and before taxes is 1.15%.

See Notes to Financial Statements.

The India Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2012

1. Organization

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund operates through a branch of the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation

Investments are stated at fair value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

(i)	the last sale price on the Bombay Exchange prior to the time of determination if there was a sale on the date of determination,

(ii)	the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, or

(iii)	the last available closing price if no bid or asked price is available on such date, if deemed representative of fair value.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination or for which the spread between the bid and asked prices is considered excessive may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are generally valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated daily.

For the six months ended June 30, 2012, there have been no significant changes to the valuation procedures approved by the Board.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. A financial instrument’s level within fair value hierarchy is based on the lowest level that is significant to the fair value measurement. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the investee companies such as publicly traded prices, financial statements, capital statements).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities generally are valued at the last quoted sale price or official closing price reported on the exchange (US or foreign) or

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2012

over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the last quoted mean price provided by an independent pricing service. The Fund does not adjust the quoted price for Level 1 investments.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments carried at value. Refer to the Schedule of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 6/30/2012
Auto Components	$17,041,832	$–	$–	$17,041,832
Automobiles	65,170,386	–	–	65,170,386
Chemicals	21,552,315	–	–	21,552,315
Commercial Banks	155,478,041	–	–	155,478,041
Construction Materials	46,789,681	–	–	46,789,681
Electric Utilities	13,876,243	–	–	13,876,243
Electrical Equipment	4,865,238	–	–	4,865,238
Food Products	16,126,374	–	–	16,126,374
Gas Utilities	24,940,163			24,940,163
Household Products	31,605,265	–	–	31,605,265
IT Services	178,811,102	–	–	178,811,102
Machinery	5,415,235			5,415,235
Media	2,406,088			2,406,088
Oil, Gas, & Consumable Fuels	20,579,923	–	–	20,579,923
Personal Products	25,945,697	–	–	25,945,697
Pharmaceuticals	49,203,854	–	–	49,203,854
Road & Rail	22,942,599	–	–	22,942,599
Textiles, Apparel & Luxury Goods	8,321,485			8,321,485
Thrifts & Mortgage Finance	82,083,162	–	–	82,083,162
Tobacco	69,580,878	–	–	69,580,878
Wireless Telecommunication Services	21,254,002	–	–	21,254,002
Total	$883,989,563	$–	$–	$883,989,563

The Fund held no Level 2 or Level 3 securities at June 30, 2012.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the six months ended June 30, 2012 there were no transfers between levels and no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements, whereby securities are purchased from a counterparty under an agreement to resell them at a future date at the same price plus accrued interest. The Fund is exposed to credit risk on repurchase agreements to the extent that the counterparty defaults on its obligation to repurchase the securities, and the market value of such securities held by the Fund, including any accrued interest or dividends on such securities, is less than the face amount of the repurchase agreement plus accrued interest. The Fund held no repurchase agreements as of June 30, 2012.

(c) Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)	market value of investment securities, other assets and liabilities at the valuation date rate of exchange; and

(II)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2012

included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

For the year ended December 31, 2005, a provision of $25,507,350 was made for U.S. federal income tax purposes as, at that time, it was unclear whether the Fund qualified as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004. In order to preserve the Fund’s status as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004, on April 20, 2006 the Fund distributed a deficiency dividend to shareholders in the amount of $1.07 per share, of which $0.95 per share was designated as a Capital Gain Dividend. Under the deficiency procedure, the maximum that the Fund could have been obligated to pay the Internal Revenue Service in interest and penalties was $4,956,314. Accordingly, a reversal of $20,551,036 was made in 2006 related to the 2005 tax provision.

In October of 2011, the Fund settled this matter with the Internal Revenue Service for $2,505,900. Fifty percent of the settlement amount was characterized as interest and will be deductible by the Fund; the remaining fifty percent was characterized as a penalty and will not be deductible or otherwise recoverable for federal income tax purposes by the Fund. The Fund’s former service providers reimbursed the Fund for the full settlement amount. The difference of $2,450,414 between the accrual and the settlement amount was reversed. The combination of the reimbursed settlement and reversal of the prior accrual is reflected in the statement of operations.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years up to the period ended December 31, 2011, are subject to such review.

3. Agreements and Transactions with Affiliates

(a) Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. AAMAL is a direct wholly-owned subsidiary of Aberdeen Asset Management

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2012

PLC. For its services, AAMAL receives fees at an annual rate of: (i) 1.10% for the first $500,000,000 of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500,000,000 of the Fund’s average weekly Managed Assets; (iii) 0.85% of the next $500,000,00 of the Fund’s average weekly Managed Assets; and (iv) 0.75% of the Fund’s average weekly Managed Assets in excess of $1,500,000,000. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. For the six months ended June 30, 2012, AAMAL earned a gross management fee of $4,731,136.

AAMAL entered into a written contract (“Expense Limitation Agreement”) with the Fund that is effective through December 18, 2014. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expense and non-routine expenses) from exceeding 1.15% of the average weekly Managed Assets of the Fund on an annualized basis. For the six months ended June 30, 2012, AAMAL waived $1,132,021 of its management fee.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator. For its services, AAMI receives a fee that is computed monthly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the six months ended June 30, 2012, the Fund paid a total of $941,564 in administrative fees to AAMI.

In addition, Cim Fund Services Ltd. (the “Mauritius Administrator”) provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the six months ended June 30, 2012, fees and expenses for the Mauritius Administrator amounted to $15,326.

(c) Investor Relations:

Effective February 14, 2012, the Board approved an Investor Relations Services Agreement between certain U.S. registered closed-end funds managed by AAMAL or its affiliates, including the Fund, (collectively the “Funds”) and AAMI.

Under the terms of the Investor Relations Services Agreement, AAMI provides investor relations services to the Fund and certain other Funds. Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains of effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the period beginning February 17, 2012 and ended June 30, 2012, the Fund incurred fees of approximately $72,794 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Directors:

The Fund pays each Independent Director an annual fee of $35,000 with an additional $17,500 annual fee to the Chairman of the Board, $5,000 for each in-person meeting attended and $1,000 per telephonic meeting with a duration of under 30 minutes and $1,500 per telephonic meeting with a duration of over 30 minutes. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. For the six months ended June 30, 2012, the Fund paid $143,991 in Directors’ fees.

4. Investment Transactions

For the six months ended June 30, 2012, purchases and sales of securities, other than short-term investments, were $283,433,615 and $343,703,021, respectively.

5. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of June 30, 2012 there were 38,799,850 common shares issued and outstanding.

On July 20, 2009, the Fund commenced a rights offering and issued to stockholders as of July 20, 2009, one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 12,826,207 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 3,206,551 shares, for an

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2012

aggregate total of 16,032,758 shares. The offer expired on August 14, 2009. The Fund sold 11,614,192 shares at the subscription price per share of $26.42 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $306,846,952, and the Fund incurred costs of $921,470.

6. Semi-Annual Repurchase Offers

In February 2003, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund subsequently approved the policy at the Special Meeting of Stockholders held on April 30, 2003. As an interval fund, the Fund makes periodic repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares. In order to participate in a repurchase offer, stockholders are asked to comply with the requirements in the Offer to Repurchase related to the offer.

During the six months ended June 30, 2012, the results of the periodic repurchase offer were as follows:

Repurchase Offer #18
Commencement Date	February 24, 2012
Expiration Date	March 16, 2012
Repurchase Offer Date	March 23,2012
% of Issued and Outstanding Shares of Common Stock	5%
Shares Validly Tendered	8,841,730.0200
Final Pro-ration Odd Lot Shares	85,097.0000
Final Pro-ration Non-Odd Lot Shares	8,756,633.0200
% of Non-Odd Lot Shares Accepted	22.35%
Shares Accepted for Tender	2,042,097.0000
Net Asset Value as of Repurchase Offer Date ($)	24.58
Repurchase Fee per Share ($)	0.4916
Repurchase Offer Price ($)	24.0884
Repurchase Fee ($)	1,003,895
Expenses ($)	199,427
Total Cost ($)	49,390,276

During the year ended December 31, 2011, the results of the periodic repurchase offers were as follows:

	Repurchase Offer #16	Repurchase Offer #17
Commencement Date	February 18, 2011	August 26, 2011
Expiration Date	March 11, 2011	September 16, 2011
Repurchase Offer Date	March 18, 2011	September 23, 2011
% of Issued and Outstanding Shares of Common Stock	5%	5%
Shares Validly Tendered	1,293,464.9052	6,977,510.0000
Final Pro-ration Odd Lot Shares	no proration	41,294.0000
Final Pro-ration Non-Odd Lot Shares	no proration	2,108,282.1500
% of Non-Odd Lot Shares Accepted	no proration	30.40%
Shares Accepted for Tender	1,293,464.9052	2,149,576.1500
Net Asset Value as of Repurchase Offer Date ($)	30.73	25.98
Repurchase Fee per Share ($)	0.6146	0.5196
Repurchase Offer Price ($)	30.1154	25.4604
Repurchase Fee ($)	794,964	1,116,920
Expenses ($)	218,440	199,762
Total Cost ($)	39,171,653	54,928,831

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2012

Fundamental Periodic Repurchase Policy

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a)	The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the 1940 Act (“Offers”). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.

b)	14 days prior to the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c)	The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such day is not a business day.

d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

7. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risks, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. Dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risk Associated with Indian Markets:

The Indian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Indian securities involve special risks and considerations not present with respect to U.S. securities.

(c) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

The India Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2012

9. Tax Information

At June 30, 2012, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $640,649,903, $255,697,673, $(12,358,013) and $243,339,660 respectively.

10. Foreign Income Tax

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the “tax treaty” or “treaty”). To obtain benefits under the tax treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the tax treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities or to tax on dividends paid by Indian companies. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 21.115%. The Fund will, in any year that it has taxable income for Mauritius tax purposes, pay tax on its net income for Mauritius tax purposes at a rate of 15%. The Fund is not taxed on long-term capital gains for Mauritius tax purposes.

In May 2012, the Government of India enacted certain legislative amendments to its existing income tax laws. The implementation of general anti-avoidance rules (GAAR), which empowers the Indian Revenue Authorities to disregard structures that they deem to lack commercial substance, has been deferred until the tax year 2013. If the Indian Revenue Authorities applied these new rules to the Fund, it could affect the benefits the Fund receives under the treaty. Management is monitoring the status of these developments.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures or adjustments were required to the report as of June 30, 2012.

The India Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders (unaudited)

The Annual Meeting of Shareholders of the Fund was held on April 27, 2012 at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

To elect directors to the Board of Directors of the Fund:

	Votes For	Votes Withheld
Martin Gilbert	21,678,270	4,117,798
Lawrence K. Becker	21,807,364	3,988,704
Jeswald W. Salacuse	21,728,635	4,067,433
Hugh Young	21,820,170	3,975,898

Directors whose term of office continued beyond this meeting are as follows: Leslie H. Gelb, J. Marc Hardy, Stephane R. F. Henry, and Luis F. Rubio.

The India Fund, Inc.

Dividends and Distributions (unaudited)

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing

The India Fund, Inc.

Dividends and Distributions (unaudited) (concluded)

small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Westborough, Massachusetts, 01581.

The India Fund, Inc.

Corporate Information

Directors

Lawrence K. Becker

Leslie H. Gelb

Martin Gilbert

J. Marc Hardy

Stephane R. F. Henry

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Hugh Young

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer

Andrea Melia, Treasurer

Megan Kennedy, Vice President and Secretary

Adrian Lim, Vice President

Gary Marshall, Vice President

Jennifer Nichols, Vice President and Chief Legal Officer

Christian Pittard, Vice President

Kasey Deja, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Mauritius Administrator

Cim Global Business

Rogers House

5 President John Kennedy St.,

Port-Louis, Mauritius

Custodians

Deutsche Bank AG

60 Wall Street, 28th Floor

New York, NY 10005

Deutsche Bank (Mauritius) Limited

Fourth Floor

Barkly Wharf East

Le Caudan Waterfront

Port Louis, Mauritius

Deutsche Bank AG

Block B1, Nirlon knowledge Park

Western Express Highway

Goregaon (E)

Mumbai 400 063

Transfer Agent

BNY Mellon Investment Servicing

P.O. Box 43027

Westborough, MA 01581

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street, 22nd Floor

Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP

2005 Market Street, 32nd Floor

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of June 30, 2012, were not audited and accordingly no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The India Fund, Inc. are traded on the NYSE under the symbol “IFN”. Information about the Fund’s net asset value and market price is available at www.aberdeenifn.com.

This report, including the financial information herein, is transmitted to the shareholders of The India Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2-	Code of Ethics.

Not applicable to semi-annual report on Form N-CSR.

Item 3-	Audit Committee Financial Expert.

Not applicable to semi-annual report on Form N-CSR.

Item 4-	Principal Accountant Fees and Services.

Not applicable to semi-annual report on Form N-CSR.

Item 5-	Audit Committee of Listed Registrants.

Not applicable to semi-annual report on Form N-CSR.

Item 6-	Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this form N-CSR.

(b) Not applicable.

Item 7-	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report on Form N-CSR.

Item 8-	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2012, there were no changes in the Portfolio Managers identified in response to paragraph a(1) of this Item in the Registrant’s most recent Annual Report on Form N-CSR filed on March 7, 2012.

Item 9-	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
01/01/12 to 01/31/12	None	None	None	None
02/01/12 to 02/29/12	None	None	None	None
03/01/12 to 03/31/12	2,042,097	$24.0884	2,042,097 (1)	None
04/01/12 to 04/30/12	None	None	None	None
05/01/12 to 05/31/12	None	None	None	None
06/01/12 to 06/30/12	None	None	None	None
Total	2,042,097	$24.0884	2,042,097	None

(1)

These shares were repurchased in connection with the Fund’s regular, semi-annual repurchase offer announced on February 24, 2012 that expired on March 16, 2012. In connection with this repurchase offer, the Fund offered to repurchase up to 2,042,097 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of March 23, 2012.

Item 10-	Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2012, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The India Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, President (Principal Executive Officer)

Date: September 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, President (Principal Executive Officer)

Date: September 5, 2012

By (Signature and Title):	/s/ Andrea Melia
Andrea Melia, Treasurer (Principal Financial Officer)

Date: September 5, 2012